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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                 August 28, 2001
                Date of report (Date of earliest event reported)



                       UNITED SHIPPING & TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)

           Utah                     000-28452                    87-0355929

     (State or Other         (Commission File Number)          (IRS Employer
       Jurisdiction                                          Identification No.)
    Of Incorporation)


         9850 51st Avenue North, Suite 110, Minneapolis, Minnesota 55442
                    (Address of Principal Executive Offices)



                                 (952) 941-4080
              (Registrant's telephone number, including area code)
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ITEM 5.  Other Events.

         On August 28, 2001, United Shipping & Technology, Inc. issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference relating to the appointment of Vince Wasik and Alex Paluch to its Board of Directors. In addition, Mr. Wasik has been elected as the Chairman of the Board of Directors, replacing Peter Lytle, who retired from the company's Board of Directors.

ITEM 7.  Financial Statements and Exhibits.

         (c)      Exhibits.


                  Exhibit No.      Description
                  -----------      -----------

                     99.1 Press release dated August 28, 2001 relating to a restructuring of United Shipping & Technology, Inc.'s Board of Directors.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Date:  August 29, 2001                      By:    /s/ Wesley C. Fredenburg
                                                  ------------------------------
                                            Name:  Wesley C. Fredenburg
                                            Title: Secretary and General Counsel
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                                INDEX TO EXHIBITS

Exhibit No.    Description
-----------    -----------

   99.1 Press release dated August 28, 2001 relating to a restructuring of United Shipping & Technology, Inc.'s Board of Directors.